UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2006

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

490 Villaume Avenue, South St. Paul, MN          55075

(Address of Principal Executive Offices)         (Zip Code)

(Registrant’s telephone number, including area code)    (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.02.              Results of Operations and Financial Condition

On March 8, 2006, Digital Angel Corporation issued a press release announcing its financial results for the quarter and the year ended December 31, 2005.  A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such a filing.

Section 9-Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits

99.1         Press release of Digital Angel Corporation dated March 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2006

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Senior Vice President and Chief Financial Officer